Invesco-SOAI SUP-1

Statement of Additional Information Supplement dated October 17, 2018

The purpose of this supplement is to provide you with changes to the current Statements of Additional Information for Class A, C, R, Y, R5, R6, Investor Class, Series I and Series II shares, as applicable, of the Funds listed below:

Invesco American Franchise Fund	Invesco Quality Income Fund
Invesco American Value Fund	Invesco S&P 500 Index Fund
Invesco California Tax-Free Income Fund	Invesco Small Cap Discovery Fund
Invesco Comstock Fund	Invesco Small Cap Value Fund
Invesco Convertible Securities Fund	Invesco Technology Fund
Invesco Dividend Income Fund	Invesco Technology Sector Fund
Invesco Energy Fund	Invesco V.I. American Franchise Fund
Invesco Equally-Weighted S&P 500 Fund	Invesco V.I. American Value Fund
Invesco Equity and Income Fund	Invesco V.I. Comstock Fund
Invesco Gold & Precious Metals Fund	Invesco V.I. Diversified Dividend Fund
Invesco Growth and Income Fund	Invesco V.I. Equally-Weighted S&P 500 Fund
Invesco High Yield Municipal Fund	Invesco V.I. Equity and Income Fund
Invesco Intermediate Term Municipal Income Fund	Invesco V.I. Global Core Equity Fund
Invesco Mid Cap Growth Fund	Invesco V.I. Growth and Income Fund
Invesco Municipal Income Fund	Invesco V.I. Mid Cap Growth Fund
Invesco New York Tax Free Income Fund	Invesco V.I. S&P 500 Index Fund
Invesco Pennsylvania Tax Free Income Fund	Invesco Value Opportunities Fund

The following information replaces in its entirety the paragraphs under the heading “DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS – Investment Strategies and Risks – Foreign Investments – Foreign Securities – Risks of Developing/Emerging Markets Countries” in the Statements of Additional Information:

“Risks of Developing/Emerging Markets Countries. A Fund may invest in securities of companies located in developing and emerging markets countries. Unless a Fund’s prospectus includes a different definition, the Fund considers developing and emerging markets countries to be those countries that are (i) generally recognized to be an emerging market country by the international financial community, including the World Bank, or (ii) determined by the Adviser to be an emerging market country. As of the date of this SAI, the Adviser considers “emerging market countries” to generally include every country in the world except those countries included in the MSCI World Index. The Adviser has broad discretion to identify countries that it considers to be emerging market countries and may consider various factors in determining whether to classify a country as an emerging market country, including a country’s relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and any other specific factors the Adviser believes to be relevant. Because emerging markets equity and emerging markets debt are distinct asset classes, a country may be deemed an emerging market country with respect to its equity only, its debt only, both its equity and debt, or neither.

Investments in developing and emerging markets countries present risks in addition to, or greater than, those presented by investments in foreign issuers generally, and may include the following risks:

i. Restriction, to varying degrees, on foreign investment in stocks;

ii. Repatriation of investment income, capital, and the proceeds of sales in foreign countries may require foreign governmental registration and/or approval;

iii. Greater risk of fluctuation in value of foreign investments due to changes in currency exchange rates, currency control regulations or currency devaluation;

iv. Inflation and rapid fluctuations in inflation rates may have negative effects on the economies and securities markets of certain developing and emerging markets countries;

v. Many of the developing and emerging markets countries’ securities markets are relatively small or less diverse, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility; and

vi. There is a risk in developing and emerging markets countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies.”

Invesco-SOAI-SUP-1